UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 16, 2015

AmpliTech Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-54355	27-4566352
(Commission File Number)	(IRS Employer Identification No.)

35 Carlough Rd. #3

Bohemia, NY 11716

 (Address of Principal Executive Offices, Zip Code)

(631) 521-7831

 (Registrant's Telephone Number, Including Area Code)

_________________________________________________

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5-Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 16, 2015,  AmpliTech Group, Inc. (the “Company”) filed an amendment to its Certificate of Designation with the Secretary of State of the State of Nevada increasing the designated number of shares of Series A Convertible Preferred Stock, par value $0.001 per share, to 401,000 shares.

The foregoing description of the Amendment to the Certificate of Designation is qualified in its entirety by reference to the full text of such Amendment, a copy of which is attached hereto as Exhibit 3.5.

Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.5	Certificate of Amendment to Certificate of Designation, filed January 16, 2015

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPLITECH GROUP, INC.

Date: January 19, 2015	By	/s/ Fawad Maqbool
Fawad Maqbool
President and Chief Executive Officer